UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2026

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interpace Parkway, #3
Parsippany NJ, 07054 USA
(Address of principal executive offices) (Zip Code)

+973-658-0301

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.10 per share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 16, 2026, (i) Teva Pharmaceutical Finance Netherlands II B.V. (“Teva Finance II”), a wholly owned subsidiary of Teva Pharmaceutical Industries Limited (the “Company”), issued €1,000,000,000 aggregate principal amount of 4.250% Senior Notes due 2033 (the “2033 Euro Notes”) and €500,000,000 aggregate principal amount of 4.625% Senior Notes due 2036 (the “2036 Euro Notes” and, together with the 2033 Euro Notes, the “Euro Notes”); (ii) Teva Pharmaceutical Finance Netherlands III B.V. (“Teva Finance III”), a wholly owned subsidiary of the Company, issued $1,000,000,000 aggregate principal amount of 5.500% Senior Notes due 2034 (the “2034 USD Notes”) and $1,000,000,000 aggregate principal amount of 5.750% Senior Notes due 2037 (the “2037 USD Notes”); and (iii) Teva Pharmaceutical Finance Netherlands IV B.V. (“Teva Finance IV” and, together with Teva Finance II and Teva Finance III, the “Issuers”), a wholly owned subsidiary of the Company, issued $1,200,000,000 aggregate principal amount of 5.250% Senior Notes due 2032 (the “2032 USD Notes” and, together with the 2034 USD Notes and the 2037 USD Notes, the “USD Notes” and together with the Euro Notes, the “Notes”).

Teva intends to use the net proceeds from the Notes (i) to fund the redemptions of certain existing notes as further set out below (the “Conditional Redemptions”), (ii) to pay fees and expenses in connection therewith and (iii) to the extent of any remaining proceeds, for general corporate purposes, including the repayment of outstanding debt upon maturity, tender offer or earlier redemption. Net proceeds may be temporarily invested pending application for their stated purpose. The Euro Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “Euro Notes Base Indenture”), by and among Teva Finance II, the Company, as guarantor, and The Bank of New York Mellon, as trustee, as supplemented by the Sixth Supplemental Indenture, dated as of September 16, 2026 (the “Euro Notes Supplemental Indenture” and, together with the Euro Notes Base Indenture, the “Euro Notes Indenture”), by and among Teva Finance II, the Company, as guarantor, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent. The 2034 USD Notes and the 2037 USD Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “Teva Finance III Notes Base Indenture”), by and among Teva Finance III, the Company, as guarantor, and The Bank of New York Mellon, as trustee, as supplemented by the Sixth Supplemental Indenture relating to the 2034 USD Notes and the 2037 USD Notes, dated as of September 16, 2026 (the “Teva Finance III Supplemental Indenture” and, together with the Teva Finance III Base Indenture, the “Teva Finance III Indenture”), in each case, by and among Teva Finance III, the Company, as guarantor, and The Bank of New York Mellon, as trustee. The 2032 USD Notes were issued pursuant to a Senior Indenture, dated as of May 28, 2025 (the “Teva Finance IV Base Indenture”), by and among Teva Finance IV, the Company, as guarantor, and The Bank of New York Mellon, as trustee, as supplemented by the Second Supplemental Indenture relating to the 2032 USD Notes, dated as of September 16, 2026 (the “Teva Finance IV Supplemental Indenture” and, together with the Teva Finance IV Notes Base Indenture, the “Teva Finance IV Indenture” and, together with the Teva Finance II Indenture and Teva Finance III Indenture, the “Indentures”), in each case by and among Teva Finance IV, the Company, as guarantor, and The Bank of New York Mellon, as trustee.

Interest will be payable on the 2033 Euro Notes annually in arrears on March 16 of each year, beginning on March 16, 2027, until the maturity date of March 16, 2033. Interest will be payable on the 2036 Euro Notes annually in arrears on September 16 of each year, beginning on September 16, 2027, until the maturity date of September 16, 2036. Interest will be payable on the USD Notes semi-annually in arrears on January 16 and July 16 of each year, beginning on January 16, 2027, until the maturity dates of January 16, 2032 for the 2032 USD Notes, January 16, 2034 for the 2034 USD Notes and January 16, 2037 for the 2037 USD Notes, respectively.

The Euro Notes and the USD Notes are senior unsecured obligations of Teva Finance II, Teva Finance III and Teva Finance IV, respectively, and the Notes are guaranteed on a senior unsecured basis by the Company.

Teva Finance II may redeem the Euro Notes of any series, in whole or in part, at any time or from time to time, on at least 10 days’, but not more than 60 days’, prior notice delivered to the registered address of each holder of the Euro Notes to be redeemed, with a copy of such notice delivered to the trustee and the principal paying agent. The redemption prices for the Euro Notes will be equal to the greater of (1) 100% of the principal amount of the Euro Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Euro Notes Indenture) on the Euro Notes of such series being redeemed discounted, on an annual (ACTUAL/ACTUAL (ICMA)) basis, at the applicable Reinvestment Rate (as defined in the Euro Notes Indenture), plus in each case accrued and unpaid interest thereon, if any (including additional interest, if any), to, but not including, the redemption date; provided that if Teva Finance II elects to redeem the 2033 Euro Notes at any time on or after January 16, 2033 (two months prior to the maturity date of the 2033 Euro Notes) or the 2036 Euro Notes at any time on or after June 16, 2036 (three months prior to the maturity date of the 2036 Euro Notes), the redemption price for such Euro Notes will be equal to 100% of the aggregate principal amount of such Euro Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

Teva Finance III and Teva Finance IV may redeem the USD Notes of any series, in whole or in part, at any time or from time to time, on at least 10 days’, but not more than 60 days’, prior notice delivered to the registered address of each holder of the USD Notes to be redeemed, with a copy of such notice delivered to the trustee. The redemption prices will be equal to the greater of (1) 100% of the principal amount of the USD Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Teva Finance III and Teva Finance IV Indentures) on the USD Notes of such series being redeemed discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a discount rate equal to the sum of the Treasury Rate (as defined in the Teva Finance III and Teva Finance IV Indentures) plus 15 basis points, in the case of the 2034 USD Notes, 20 basis points, in the case of the 2037 USD Notes, and 15 basis points, in the case of the 2032 USD Notes, plus in each case accrued and unpaid interest thereon, if any, to, but not including, the redemption date; provided that if Teva Finance III elects to redeem the 2034 USD Notes at any time on or after November 16, 2033 (two months prior to the maturity date of the 2034 USD Notes) or the 2037 USD Notes at any time on or after October 16, 2036 (three months prior to the maturity date of the 2037 USD Notes) or if Teva Finance IV elects to redeem the 2032 USD Notes at any time on or after December 16, 2031 (one month prior to the maturity date of the 2032 USD Notes), the redemption price for such USD Notes will be equal to 100% of the aggregate principal amount of such USD Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

The Indentures include an obligation to offer to repurchase at a price equal to 101% of the principal amount of such notes plus accrued and unpaid interest upon a change of control triggering event (as defined in the Indentures). The terms of the Indentures, among other things and subject to specified exceptions, limit the ability of (a) the Company and its subsidiaries to (i) create liens upon certain of their property and (ii) enter into sale-leaseback transactions; and (b) the applicable Issuer and the Company to merge, consolidate or sell, lease or convey all or substantially all of their assets. The Indentures provide for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indentures; acceleration of certain other indebtedness; failure of the Company’s guarantee to be enforceable; and certain events of bankruptcy or insolvency. The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), and is being made pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-284770) and the prospectus included therein (the “Registration Statement”), filed by the Company with the Commission on February 7, 2025, the preliminary prospectus supplement relating thereto, dated September 7, 2026, and filed with the Commission on September 8, 2026 and the final prospectus supplement relating thereto, dated September 9, 2026, and filed with the Commission on September 11, 2026, in each case pursuant to Rule 424(b) promulgated under the Securities Act.

In connection with the Conditional Redemptions, Teva issued notices of conditional redemption on September 8, 2026, pursuant to which it intends to redeem in accordance with the terms set forth in the relevant indentures: (i) all of the 6.750% Senior Notes due 2028 that are outstanding, (ii) all of the 7.875% Sustainability-Linked Senior Notes due 2029 that are outstanding, (iii) all of the 7.375% Sustainability-Linked Senior Notes due 2029 that are outstanding, (iv) up to $450,000,000 in principal amount of 4.750% Sustainability-Linked Senior Notes due 2027 and (v) up to €1,250,000,000 in principal amount of 4.375% Sustainability-Linked Senior Notes due 2030; and on September 10, 2026, Teva issued an additional notice of conditional redemption pursuant to which it intends to redeem all of the 8.125% USD Sustainability-Linked Senior Notes due 2031 and issued a notice of reduction pursuant to which Teva intends to reduce the amount of 4.375% Sustainability-Linked Senior Notes due 2030 being redeemed from up to €1,250,000,000 to up to €1,150,000,000. Teva may, in its sole discretion, decide to issue additional notices of conditional redemption and redeem certain of its other outstanding notes, or to amend the principal amounts to be redeemed under any of the foregoing notices, in each case in accordance with the terms set forth in the relevant indentures pursuant to which such notes were issued, although it is under no obligation to do so.

The foregoing summary descriptions of the Euro Notes Base Indenture, Euro Notes Supplemental Indenture, Teva Finance III Notes Base Indenture, Teva Finance III Notes Supplemental Indenture, Teva Finance IV Notes Base Indenture, Teva Finance IV Notes Supplemental Indenture and each series of Notes are not complete and are qualified in their entirety by reference to the Euro Notes Base Indenture, Euro Notes Supplemental Indenture, Teva Finance III Notes Base Indenture, Teva Finance III Notes Supplemental Indenture, Teva Finance IV Notes Base Indenture, Teva Finance IV Notes Supplemental Indenture, and the form of Notes, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, and 4.11 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit

4.1

Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by the registrant on February 19, 2019)

4.2

Sixth Supplemental Senior Indenture, dated as of September 16, 2026, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent

4.3

Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.27 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by the registrant on February 19, 2019)

4.4

Sixth Supplemental Senior Indenture, dated as of September 16, 2026, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee

4.5

Senior Indenture, dated as of May 28, 2025, among Teva Pharmaceutical Finance Netherlands IV B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed by the registrant on May 28, 2025)

4.6

Second Supplemental Senior Indenture, dated as of September 16, 2026, among Teva Pharmaceutical Finance Netherlands IV B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee

4.7	Form of 2033 Euro Notes (included in Exhibit 4.2)

4.8	Form of 2036 Euro Notes (included in Exhibit 4.2)

4.9	Form of 2034 USD Notes (included in Exhibit 4.4)

4.10	Form of 2037 USD Notes (included in Exhibit 4.4)

4.11	Form of 2032 USD Notes (included in Exhibit 4.6)

5.1	Opinion of Agmon with Tulchinsky Law Firm (Israeli law)

5.2	Opinion of White & Case LLP (New York law)

5.3	Opinion of Van Doorne N.V. (Dutch law)

23.1	Consent of Agmon with Tulchinsky Law Firm (included in Exhibit 5.1)

23.2	Consent of White & Case LLP (included in Exhibit 5.2)

23.3	Consent of Van Doorne N.V. (included in Exhibit 5.3)

104	Cover Page Interactive Data File (included within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2026

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

By:	/s/ Eli Kalif
Name:	Eli Kalif
Title:	Executive Vice President, Chief Financial Officer

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